UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 17, 2006
                                                         ----------------

                               GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

              001-13388                             35-1931722
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       (Commission File Number)          (IRS Employer Identification No.)


        111 Monument Circle, 29th Floor
             Indianapolis, Indiana                               46204-5129
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   (Address of Principal Executive Offices)                      (Zip Code)

                                 (317) 971-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On January 17, 2006, Guidant Corporation issued two press releases, attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated January 17, 2006

   99.2           Press Release dated January 17, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GUIDANT CORPORATION


Dated: January 18, 2006                     By:     /s/ Keith E. Brauer
                                                --------------------------------
                                            Name:   Keith E. Brauer
                                            Title:  Vice President, Finance and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated January 17, 2006

   99.2           Press Release dated January 17, 2006